UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2006

                              WYNN RESORTS, LIMITED
             (Exact name of registrant as specified in its charter)


           Nevada                       000-50028                46-0484987
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                               WYNN LAS VEGAS, LLC
             (Exact name of registrant as specified in its charter)

           Nevada                       333-98369               88-0494878
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


       3131 Las Vegas Boulevard South
             Las Vegas, Nevada                                       89109
(Address of principal executive offices of each registrant)        (Zip Code)

                                 (702) 770-7555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On February 14, 2006, Wynn Las Vegas, LLC issued a press release announcing the end to Avenue Q's exclusive run at Wynn Las Vegas. The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

        (c)   Exhibits:

              Exhibit
              Number           Description
              ------           -----------

              99.1              Press  release,  dated February 14, 2006, of
                                Wynn Las Vegas, LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 16, 2006

                                          Wynn Resorts, Limited


                                          By: /s/ John Strzemp
                                              -------------------------------
                                              John Strzemp
                                              Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2006

                                     WYNN LAS VEGAS, LLC

                                     By: Wynn Resorts Holdings, LLC, its
                                            sole member

                                     By: Wynn Resorts, Limited, its sole
                                            member

                                     By: /s/ John Strzemp
                                         -------------------------------
                                         John Strzemp
                                         Chief Financial Officer